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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2007

KELLY SERVICES, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	0-1088	38-1510762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
(Address of principal executive offices)
(Zip Code)

(248) 362-4444
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

Kelly Services, Inc. (the “Company”) files this Current Report on Form 8-K dated January 24, 2007

(“Report”) solely for the purpose of conforming certain historical business segment information in the Annual

Report on Form 10-K for the year ended January 1, 2006 (“Form 10-K Report”) to reflect changes in the segment reporting structure as described in the Quarterly Report on Form 10-Q for the periods ended April

2, 2006, July 2, 2006 and October 1, 2006. Effective with the first quarter of 2006, the Company began charging the U.S. Commercial Staffing and PTSA segments, as well as Canada and Puerto Rico in the

International segment, for payroll, billing and accounts receivable costs. These costs were previously included in Corporate Expense, and prior periods were revised for comparability, with no effect on total

Company results.

Exhibit 99.1, filed with this Report and incorporated herein by reference, provides the updated “Item 8.

Financial Statements and Supplementary Data” (with revisions to Note 14 of the Notes to Financial

Statements and an updated Report of Independent Registered Public Accounting Firm) from the Form 10-K

Report, reflecting the changes in segment reporting structure described above.

Updates to the Form 10-K Report relate solely to the presentation of segment-specific disclosures on a basis consistent with the changes in segment reporting structure, and have no effect on the Company’s previously reported results of operations, financial condition or cash flows in the Form 10-K Report. All other information in the Form 10-K Report remains unchanged and has not been otherwise updated for events occurring after publication on February 10, 2006. The information in this Report should be read in conjunction with the Form 10-K Report and Quarterly Reports on Form 10-Q for the periods ended April 2,

2006, July 2, 2006 and October 1, 2006.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

      23.1    Consent of Independent Registered Public Accounting Firm

      99.1    Item 8. Financial Statements and Supplementary Data from the Kelly Services, Inc. Annual Report on Form 10-K for the year ended January 1, 2006 (revised to reflect changes in segment reporting structure).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: January 24, 2007

/s/ William K. Gerber
William K. Gerber

Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

Date: January 24, 2007

/s/ Michael E. Debs
Michael E. Debs

Senior Vice President and Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Item 8. Financial Statements and Supplementary Data from the Kelly Services, Inc.

Annual Report on Form 10-K for the year ended January 1, 2006 (revised to reflect changes in segment reporting structure).